                              SUPPLEMENT DATED OCTOBER 18, 2006 TO THE FOLLOWING
                               PROSPECTUSES DATED MAY 1, 2006 (AS SUPPLEMENTED):

                                                SCUDDER ADVOCATE ADVISOR ANNUITY
                                   SCUDDER ADVOCATE ADVISOR-ST1 VARIABLE ANNUITY
                                                SCUDDER ADVOCATE REWARDS ANNUITY

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Variable Annuity Contract Prospectuses listed above. Please retain this supplement and keep it with the Prospectus for future reference.

VARIABLE FUNDING OPTIONS

Effective September 30, 2006, Fund Asset Management, L.P. (doing business as Mercury Advisors) resigned as subadviser to DWS Mercury Large Cap Core VIP. As a result, DWS Mercury Large Cap Core VIP changed its name to DWS Large Cap Core VIP.

Certain documents or information you may receive about our Contract may continue to reflect the old Variable Funding Option name until such time as updates are made.

MERGER OF PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Effective on or about October 20, 2006, the principal underwriter and distributor of the Contracts, MLI Distribution LLC, will merge with and into MetLife Investors Distribution Company. MetLife Investors Distribution Company is a wholly-owned subsidiary of MetLife Investors Group, Inc., which in turn is a wholly-owned subsidiary of MetLife, Inc. MetLife Investors Distribution Company's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. It is not anticipated that the merger will have an impact on the distribution of the Contracts or the level of compensation paid in connection with such distribution. References in the prospectus and statement of additional information to the principal underwriter and distributor of the Contracts shall be deemed to refer to MetLife Investors Distribution Company.

Certain documents or information you may receive about your Contract may continue to reflect the old Distributor name until such time as updates are made.

MORE INFORMATION ABOUT THE VARIABLE FUNDING OPTIONS IS CONTAINED IN THE PROSPECTUSES, AS SUPPLEMENTED, FOR THE UNDERLYING FUNDS. CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS CAN BE OBTAINED BY CALLING 1-866-376-0389.

                                                                    October 2006